DEM, INC.







February 29, 1996






Dear Shareholders:

I am pleased to submit this first annual report to shareholders. We are confident that DEM, Inc. represents a new frontier in investing, which the market will find as exciting as we do.

Thank you for your continued support.

Sincerely,



/s/  NATHAN A. CHAPMAN, JR.
Nathan A. Chapman, Jr.,
President

               DEM, INC.

               FINANCIAL STATEMENTS
               AS OF DECEMBER 31, 1995
               TOGETHER WITH REPORT OF
               INDEPENDENT PUBLIC ACCOUNTANTS

                     ARTHUR ANDERSON LLP
          REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Shareholders of DEM, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of portfolio investments, of DEM, Inc. (a Maryland corporation), as of December 31, 1995, and the related statements of operations, changes in net assets and financial highlights from inception (November 30, 1995) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities and portfolio investments referred to above presents fairly, in all material respects, the financial position of DEM, Inc. as of December 31, 1995, and the results of its operations, changes in net assets and financial highlights from inception (November 30, 1995) through December 31, 1995, in conformity with generally accepted accounting principles.






Baltimore, Maryland,                    /s/  ARTHUR ANDERSEN
LLP
 February 16, 1996

                          DEM, INC.


             STATEMENT OF ASSETS AND LIABILITIES

                   AS OF DECEMBER 31, 1995

ASSETS:
 Cash and cash equivalents (Note 2)                    $4,812,
                                                       175
 Deferred organizational costs (Note 2)                 49,675
 Interest receivable                                     2,431
     Total assets                                      4,864,2
                                                       81

LIABILITIES:
 Accrued expenses (Note 2)                             121,481

NET ASSETS - equivalent to $13.77 per share
on 344,417                                             $4,742,
 shares of common stock outstanding                    800

SUMMARY OF SHAREHOLDERS' EQUITY (Note 4):
 Common stock, $.00001 par value,
500,000,000 shares                                     $     3
   authorized, 344,417 shares issued and
outstanding
 Additional paid-in capital                            4,740,9
                                                       12
 Undistributed net investment income                     1,885
     Net assets applicable to outstanding              $4,742,
common stock                                           800



     The accompanying notes are an integral part of this
                         statement.





                          DEM, INC.


                   STATEMENT OF OPERATIONS

FROM INCEPTION (NOVEMBER 30, 1995) THROUGH DECEMBER 31, 1995




INVESTMENT INCOME:
 Interest income (Note 2)                              $ 2,431

EXPENSES:
 Administrative, management and investment
advisory                                                   546
   expenses (Notes 2 and 3)

     Net investment income and net increase
in net                                                 $
       assets resulting from operations                1,885




     The accompanying notes are an integral part of this
                         statement.




                          DEM, INC.


             STATEMENT OF CHANGES IN NET ASSETS

FROM INCEPTION (NOVEMBER 30, 1995) THROUGH DECEMBER 31, 1995


INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS
 Net investment income (Note 2)                        $
                                                       1,885
     Net increase in net assets resulting                1,885
from operations

CAPITAL SHARE TRANSACTIONS:
 Common shares issued, net of issuance                 4,740,9
costs (Note 4)                                         15
     Net increase in net assets resulting
from capital                                           4,740,9
       shares transactions                             15

TOTAL INCREASE IN NET ASSETS                           4,742,8
                                                       00
NET ASSETS, beginning of the period                    -
NET ASSETS, end of the period                          $4,742,
                                                       800



     The accompanying notes are an integral part of this
                         statement.

                          DEM, INC.


                NOTES TO FINANCIAL STATEMENTS

                      DECEMBER 31, 1995



1.                ORGANIZATION:

DEM, Inc. (the Company) was incorporated on October 20, 1995, in the State of Maryland and is registered as a nondiversified close-ended management investment company under the Investment Company Act of 1940, as amended. As of December 31, 1995, the Company's only operations were the issuance of 344,417 shares of common stock, with the proceeds being invested in a mutual fund.

The principal investment objective of the Company is long-term growth through capital appreciation. Both capital appreciation and income will be considered in the selection of investments, but primary emphasis will be on capital appreciation. The Company will retain maximum flexibility as to the types of investments it may make and it will be permitted to invest in portfolio companies with large and small market capitalizations. The Company, however, intends to seek to invest a substantial portion of its assets in securities of domestic emerging companies with smaller market capitalizations. There can be no assurance that the Company's objectives will be achieved. The Company's investment objectives and policies may be changed by the Board of Directors without the approval of shareholders. Most of the Company's investments are expected to be in marketable common stocks or marketable securities convertible into common stock traded on an exchange or in the over-the-counter markets.

While the primary objective of the Company is to seek long-term growth through capital appreciation, the Company may invest its assets in income producing securities such as non-convertible preferred stock, bonds, debentures, notes and other similar securities, if the Investment Adviser deems such investments advisable.

2.                SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents as of December 31, 1995, consist of funds invested in the Fidelity Institutional U.S.
Government Cash Portfolio II, stated at cost which is market.

Deferred Organizational Costs

Costs incurred to organize the Company totaling $49,675 have been deferred and will be amortized on a straight-line basis over a five-year period. As the Company completed its share transactions on December 28, 1995, amortization of the organizational costs will begin on January 1, 1996.

If any of the initial shares of the Company are redeemed by any shareholder during the period organizational costs are being amortized, the redemption proceeds will be reduced by the pro-rata amount of the unamortized organizational costs, based on the number of initial shares being redeemed to the number of initial shares outstanding.

Accrued Expenses

Accrued expenses includes $16,306 payable to Chapman Capital Management, Inc. and $45,000 payable to an officer of the Company for costs paid on behalf of the Company, and $546 due to Chapman Capital Management for administrative and investment advisory expenses.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts will be collected.

Income Taxes

The Company intends to elect and qualify each year to be treated as a regulated investment company (a RIC) for Federal income tax purposes in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Company must satisfy certain tests regarding the source of its income, diversification of its assets and distribution of its income. If the Company otherwise qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income, then the Company will not be subject to Federal income tax on the income so distributed. However, the Company would be subject to corporate income tax on any undistributed income. In addition, the Company will be subject to a nondeductible 4% excise tax on the amount by which the amount it distributes in any calendar year is less than a statutorily-designated, required amount of its regulated investment company income and its capital gain net income (generally 98%).

3.                INVESTMENT ADVISORY AGREEMENT:

The investment adviser to the Company is Chapman Capital Management, Inc. (the Advisor and CCM). Pursuant to an Investment Advisory Agreement, the Adviser will receive an advisory fee from the Company at an annual rate of .90% of the average weekly net assets of the Company. CCM also serves as the Company's administrator and is compensated for those services at an annual rate of .15% of the average weekly net assets of the Company.

4.                SHAREHOLDERS' EQUITY:

The Company issued 6,667 shares of common stock to Chapman
Capital Management, Inc. on November 3, 1995 for $15 per share and another 337,750 shares to the public on December
23, 1995. The shares issued to the public were issued at $15 per share, less $1.05 per share for sales commissions and fees. Sales commissions and fees of $354,679 were paid to The Chapman Co. for underwriting management fees and broker commissions. The Company incurred $71,260 of costs related to offering shares to the public. This cost has been charged against the proceeds received from the public stock offering.

The Company has a dividend reinvestment plan (the Plan). Shareholders of record, whose shares are registered in his or her name, will automatically be a participant in the Plan, unless the shareholder specifically elects to receive dividends and capital gains in cash paid by check. The Company instructs the stock transfer agent to buy shares in the open market or to issue new shares. When the Company issues new shares, the price is equal to the last sale price at the close of the previous trading day. If there is no sale on that date, then the mean between the closing bid and asked quotations for such common stock on such date is used.

5.                SUBSEQUENT EVENT:

As of February 16, 1996, the Company had invested $275,500 to purchase 15,000 shares of stock in 15 different domestic emerging companies. These shares had a market value of approximately $280,000 as of February 16, 1996.









                          DEM, INC.


             STATEMENT OF PORTFOLIO INVESTMENTS

                   AS OF DECEMBER 31, 1995



Principa                                               Carrying
l
 Amount                                                 Value

   $      Fidelity Institutuional U.S. Government
4,812,17   Cash Portfolio II (stated at cost which is  $4,812,
   5      market)                                      175


     The accompanying notes are an integral part of this
                         statement.


                          DEM, INC.


                    FINANCIAL HIGHLIGHTS

FROM INCEPTION (NOVEMBER 30, 1995) THROUGH DECEMBER 31, 1995



CHANGE IN NET ASSETS PER SHARE:
 Net asset value on issuance of shares                   $13.97
 Net from investment operations                            .01
 Dilutive effect of organizational costs
                                                         (.21)
     Net asset value, end of the period                  $13.77

RATIOS TO AVERAGE NET ASSETS:
 Expenses
                                                         .04%
 Net investment income
                                                         1.45%

SUPPLEMENTAL DATA:
 Net assets, end of the period                         $4,742,
                                                       800



     The accompanying notes are an integral part of this
                         statement.

                            OTHER

                         INFORMATION

                     ARTHUR ANDERSEN LLP
                  120 East Baltimore Street
                    Baltimore, MD  21202






To the Board of Directors and Shareholders of:
DEM, Inc.

In planning and performing our audit of the consolidated financial statements of DEM, Inc. from inception (November 30, 1995) through December 31, 1995, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of Dem, Inc. is responsible for establishing and maintaining an internal control structure and the practices and procedures referred to in the preceding paragraph. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and that transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure or the practices and procedures referred to above, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of them to future periods is subject to the risk that they may become inadequate because of changes in conditions or that the effectiveness of their design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, the we consider to be material weaknesses as defined above as of December 31, 1995.

This report is intended solely for the information and use of management and the Securities and Exchange Commission.




Baltimore, Maryland                /s/  ARTHUR ANDERSEN LLP
 February 16, 1996